UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476
                                                     ---------

                    The Gabelli Global Multimedia Trust Inc.
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
            -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
            -------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2006
                                               -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                           [LOGO]
                                                           THE GABELLI
                                                           GLOBAL
                                                           MULTIMEDIA
                                                           TRUST INC.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                               Semi-Annual Report
                                 June 30, 2006

TO OUR SHAREHOLDERS,

      During the second quarter of 2006, the Gabelli Global Multimedia Trust's (the "Fund") total return was (0.7)% on a net asset value ("NAV") basis, while the Morgan Stanley Capital International ("MSCI") World Free Index and the Lipper Global Multi-Cap Growth Fund Average were down 1.1% and 2.4%, respectively. For the six month period ended June 30, 2006, the Fund's NAV total return was 3.0% versus gains of 4.9% and 5.3% for the MSCI World Free Index and Lipper Global Multi-Cap Growth Fund Average, respectively, over the same period. The Fund's market price on June 30, 2006 was $10.19, which equates to a 14.1% discount to its NAV of $11.86. The Fund's market price rose 0.6% during the second quarter but was up 2.9% during the six month period ended June 30, 2006.

      Enclosed are the financial statements and the investment portfolio as of June 30, 2006.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2006 (a)
               --------------------------------------------------

                                                                                                                        SINCE
                                                                    YEAR TO                                           INCEPTION
                                                         QUARTER      DATE    1 YEAR      3 YEAR  5 YEAR     10 YEAR  (11/15/94)
                                                         -------      ----    ------      ------  ------     -------  ----------
GABELLI GLOBAL MULTIMEDIA TRUST
   NAV RETURN (b) .....................................   (0.69)%     3.02%     7.22%     12.34%    0.75%     10.41%    11.07%
   INVESTMENT RETURN (c) ..............................   (0.58)      2.94      7.06      12.62     1.12      11.58     10.23
MSCI World Free Index .................................   (1.13)      4.94     14.90      14.85     4.00       5.38      6.82(d)
Nasdaq Composite Index ................................   (7.17)     (1.51)     5.60      10.21     0.10       6.25      9.39
Lipper Global Multi-Cap Growth Fund Average ...........   (2.35)      5.27     17.66      18.30     6.28       9.51     10.06

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE MSCI WORLD FREE AND NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE MSCI WORLD FREE AND THE NASDAQ COMPOSITE INDICES.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NAV, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.

(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2006:

Entertainment .........................................................    17.5%
Publishing ............................................................    12.3%
Hotels and Gaming .....................................................    11.7%
U.S. Government Obligations ...........................................     9.4%
Broadcasting ..........................................................     8.1%
Telecommunications: Regional ..........................................     7.6%
Cable .................................................................     7.5%
Telecommunications: National ..........................................     4.7%
Wireless Communications ...............................................     3.9%
Computer Software and Services ........................................     3.9%
Consumer Services .....................................................     2.9%
Telecommunications: Long Distance .....................................     2.3%
Equipment .............................................................     2.2%
Electronics ...........................................................     1.8%
Diversified Industrial ................................................     1.4%
Satellite .............................................................     0.9%
Business Services .....................................................     0.6%
Business Services: Advertising ........................................     0.6%
Consumer Products .....................................................     0.3%
Energy and Utilities ..................................................     0.2%
Food and Beverage .....................................................     0.1%
Computer Hardware .....................................................     0.1%
Communications Equipment ..............................................     0.0%
                                                                          -----
                                                                          100.0%
                                                                          =====

THE GABELLI GLOBAL MULTIMEDIA TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2006. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, (i) by calling 800-GABELLI (800-422-3554); (ii) by writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) by visiting the Securities and Exchange Commission's website at www.sec.gov.

SHAREHOLDER MEETING - MAY 15, 2006 - FINAL RESULTS

      The  Annual  Meeting  of  Shareholders  was  held on May  15,  2006 at the
Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders voting together as a single class elected Anthony R. Pustorino as a Director of the Fund. There were 12,437,305 votes cast in favor of Mr. Pustorino and 724,915 votes withheld. In addition, preferred shareholders voting as a single class elected James P. Conn as a Director of the Fund. There were 818,644 votes cast in favor of Mr. Conn and 7,760 votes withheld.

      Mario J. Gabelli, Thomas E. Bratter, Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Werner J. Roeder, MD, and Salvatore J. Zizza continue to serve in their capacities as Directors.

      We thank you for your participation and appreciate your continued support.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2006 (UNAUDITED)

                                                                                       MARKET
  SHARES                                                                COST            VALUE
---------                                                           ------------     ------------
           COMMON STOCKS -- 89.8%
           COPYRIGHT/CREATIVITY COMPANIES -- 41.3%
           BUSINESS SERVICES: ADVERTISING -- 0.6%
   10,000  Clear Channel Outdoor
             Holdings Inc., Cl. A+ ...........................      $    192,300     $    209,600
   20,000  Harte-Hanks Inc. ..................................           147,611          512,800
    4,200  Havas SA ..........................................            20,733           21,434
    7,000  JC Decaux SA ......................................           165,301          184,976
    2,000  Publicis Groupe ...................................            13,971           77,255
    4,000  R. H. Donnelley Corp. .............................            47,531          216,280
                                                                    ------------     ------------
                                                                         587,447        1,222,345
                                                                    ------------     ------------
           COMPUTER HARDWARE -- 0.1%
    4,000  Apple Computer Inc.+ ..............................           259,234          228,480
                                                                    ------------     ------------
           COMPUTER SOFTWARE AND SERVICES -- 3.9%
   53,333  Activision Inc.+ ..................................           576,595          606,929
    5,000  America Online Latin
             America Inc., Cl. A+ ............................             2,150               60
    3,000  Atlus Co. Ltd.+ ...................................            17,662           12,819
    9,473  CNET Networks Inc.+ ...............................           102,468           75,595
    3,230  EarthLink Inc.+ ...................................            45,250           27,972
    3,400  eBay Inc.+ ........................................           119,460           99,586
   20,000  Electronic Arts Inc.+ .............................           996,089          860,800
    1,000  EMC Corp.+ ........................................             6,600           10,970
      100  Google Inc., Cl. A+ ...............................             8,860           41,933
   10,000  Jupitermedia Corp.+ ...............................            12,067          130,000
   60,000  Microsoft Corp. ...................................         1,352,544        1,398,000
   13,800  Mobius Management
             Systems Inc.+ ...................................            88,365           80,040
    5,000  NAVTEQ Corp.+ .....................................           192,069          223,400
  145,000  Yahoo! Inc.+ ......................................         3,975,062        4,785,000
                                                                    ------------     ------------
                                                                       7,495,241        8,353,104
                                                                    ------------     ------------
           CONSUMER PRODUCTS -- 0.3%
    4,000  Lenox Group Inc.+ .................................            39,900           28,360
   32,000  Mattel Inc. .......................................           458,690          528,320
                                                                    ------------     ------------
                                                                         498,590          556,680
                                                                    ------------     ------------
           ELECTRONICS -- 1.8%
    5,000  Freescale Semiconductor
             Inc., Cl. B+ ....................................            54,885          147,000
    3,000  Imax Corp.+ .......................................            26,740           27,480
    6,000  Intel Corp. .......................................           178,395          113,700
    3,570  Royal Philips Electronics
             NV, ADR .........................................            29,368          111,170
   10,000  Samsung Electronics Co.
             Ltd., GDR (b) ...................................         1,805,500        3,178,033
    6,000  Sony Corp., ADR ...................................           171,471          264,240
    4,000  Zoran Corp.+ ......................................            62,420           97,360
                                                                    ------------     ------------
                                                                       2,328,779        3,938,983
                                                                    ------------     ------------

                                                                                       MARKET
  SHARES                                                                COST            VALUE
---------                                                           ------------     ------------
           ENTERTAINMENT -- 10.6%
    8,000  Aruze Corp. .......................................      $    181,238     $    174,065
    1,161  Corporacion Interamericana
             de Entretenimiento SA
             de CV, Cl. B+ ...................................             2,441            1,832
   22,000  Crown Media Holdings Inc.,
             Cl. A+ ..........................................           106,890           90,640
   31,622  EMI Group plc .....................................           108,730          177,620
   30,000  EMI Group plc, ADR ................................           394,397          337,083
  225,000  Gemstar-TV Guide
             International Inc.+ .............................         1,142,271          792,000
   70,000  GMM Grammy Public Co.
             Ltd. ............................................            55,457           11,936
      481  Henley LP+ (a) ....................................                 0            1,443
   77,843  Liberty Global Inc., Cl. A+ .......................           968,833        1,673,625
   75,000  Liberty Global Inc., Cl. C+ .......................           906,299        1,542,750
   35,500  Liberty Media Holding Corp. -
             Capital, Cl. A+ .................................           798,937        2,973,835
      625  Live Nation Inc.+ .................................             8,666           12,725
  100,000  Shaw Brothers (Hong
             Kong) Ltd. ......................................           145,928          140,994
   38,000  Six Flags Inc.+ ...................................           182,284          213,560
   70,000  SMG plc ...........................................           205,497          105,821
  100,450  The Walt Disney Co. ...............................         2,305,744        3,013,500
  200,000  Time Warner Inc. ..................................         3,192,596        3,460,000
   70,000  Viacom Inc., Cl. A+ ...............................         1,284,029        2,516,500
  157,000  Vivendi SA, ADR ...................................         4,730,673        5,480,870
    4,000  World Wrestling
             Entertainment Inc. ..............................            47,930           67,560
                                                                    ------------     ------------
                                                                      16,768,840       22,788,359
                                                                    ------------     ------------
           HOTELS AND GAMING -- 11.7%
    5,000  Aztar Corp.+ ......................................            25,563          259,800
   24,000  Boyd Gaming Corp. .................................         1,124,508          968,640
   13,000  Churchill Downs Inc. ..............................           409,690          486,850
  150,000  Gaylord Entertainment Co.+ ........................         3,753,247        6,546,000
    4,500  Greek Organization of
             Football Prognostics SA .........................            48,690          162,887
   32,000  GTECH Holdings Corp. ..............................           704,043        1,112,960
    5,000  Harrah's Entertainment Inc. .......................           195,157          355,900
    3,673  Host Hotels & Resorts Inc. ........................            75,407           80,329
  118,000  International Game
             Technology ......................................         3,529,148        4,476,920
    6,000  Kerzner International Ltd.+ .......................           297,097          475,680
  482,352  Ladbrokes plc .....................................         4,839,234        3,634,788
   22,000  Las Vegas Sands Corp.+ ............................           833,207        1,712,920
   55,000  Magna Entertainment Corp.,
             Cl. A+ ..........................................           358,030          289,300
   75,000  MGM Mirage+ .......................................         2,697,387        3,060,000

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

                                                                                       MARKET
  SHARES                                                                COST            VALUE
---------                                                           ------------     ------------
           COMMON STOCKS (CONTINUED)
           COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
           HOTELS AND GAMING (CONTINUED)
   36,900  Pinnacle Entertainment Inc.+ ......................      $    653,967     $  1,130,985
    6,000  Starwood Hotels & Resorts Worldwide Inc. ..........           151,088          362,040
                                                                    ------------     ------------
                                                                      19,695,463       25,115,999
                                                                    ------------     ------------
           PUBLISHING -- 12.3%
   20,000  Arnoldo Mondadori Editore SpA .....................            63,827          192,881
   95,000  Belo Corp., Cl. A .................................         1,494,739        1,482,000
   20,000  Dow Jones & Co. Inc. ..............................           769,244          700,200
   20,000  EMAP plc ..........................................           207,970          314,921
    8,000  Gannett Co. Inc. ..................................           522,713          447,440
    2,833  Golden Books Family Entertainment Inc.+ ...........                 0                0
    2,000  Hollinger International Inc., Cl. A ...............            26,475           16,060
  144,400  Independent News & Media plc ......................           193,226          422,951
      800  John Wiley & Sons Inc., Cl. B .....................             5,693           26,352
   12,000  Journal Register Co. ..............................           193,975          107,520
   46,000  Lee Enterprises Inc. ..............................         1,032,824        1,239,700
   25,653  McClatchy Co., Cl. A ..............................           805,526        1,029,214
   40,000  McGraw-Hill Companies Inc. ........................         1,243,770        2,009,200
   28,000  Media General Inc., Cl. A .........................         1,441,386        1,172,920
   25,000  Meredith Corp. ....................................           611,043        1,238,500
  100,000  Nation Multimedia Group plc+ (a) ..................            84,677           25,446
  130,000  New Straits Times Press Berhad ....................           291,366           62,975
  326,414  News Corp., Cl. A .................................         4,069,172        6,260,621
   40,000  News Corp., Cl. B .................................           396,739          807,200
  150,000  Oriental Press Group Ltd. .........................            46,315           29,937
  100,000  Penton Media Inc.+ ................................            86,720           30,000
   10,000  Playboy Enterprises Inc., Cl. A+ ..................            97,125           95,300
  974,000  Post Publishing plc (a) ...........................            47,100          199,936
  145,000  PRIMEDIA Inc.+ ....................................           427,568          265,350
   88,000  Reader's Digest Association Inc. ..................         1,472,419        1,228,480
    2,360  Sanoma WSOY Oyj ...................................            63,150           56,809
    1,000  Scholastic Corp.+ .................................            16,500           25,970
  251,520  SCMP Group Ltd. ...................................           181,457           85,014
  252,671  Singapore Press Holdings Ltd. .....................           742,032          657,677
      300  Spir Communication ................................            23,329           49,192

                                                                                       MARKET
  SHARES                                                                COST            VALUE
---------                                                           ------------     ------------
   15,000  Telegraaf Media Groep NV ..........................      $    285,271     $    405,587
   64,000  The E.W. Scripps Co., Cl. A .......................         2,887,044        2,760,960
   88,000  Tribune Co. .......................................         3,658,703        2,853,840
   12,352  United Business Media plc .........................           123,270          147,899
    4,000  Wolters Kluwer NV - CVA ...........................            90,625           94,496
                                                                    ------------     ------------
                                                                      23,702,993       26,542,548
                                                                    ------------     ------------

           TOTAL COPYRIGHT/CREATIVITY COMPANIES ..............        71,336,587       88,746,498
                                                                    ------------     ------------
           DISTRIBUTION COMPANIES -- 48.5%
           BROADCASTING -- 7.6%
    1,560  Asahi Broadcasting Corp. ..........................            62,912          205,156
   18,000  CanWest Global Communications Corp.+ ..............           156,992          133,200
   18,000  CanWest Global Communications Corp., Sub-Voting+ ..            92,011          133,835
   70,000  CBS Corp., Cl. A ..................................           820,936        1,894,200
    6,400  Chubu-Nippon Broadcasting Co., Ltd. ...............            46,376           80,084
    5,000  Clear Channel Communications Inc. .................           207,991          154,750
   20,000  Cogeco Inc. .......................................           388,830          358,327
    8,333  Corus Entertainment Inc., Cl. B ...................            33,927          270,600
    9,000  Cox Radio Inc., Cl. A+ ............................            55,500          129,780
   72,271  Discovery Holding Co., Cl. A+ .....................           313,544        1,057,325
      166  Emmis Communications Corp., Cl. A+ ................             1,741            2,596
   29,420  Fisher Communications Inc.+ .......................         1,549,317        1,239,465
      228  Fuji Television Network Inc. ......................           526,693          506,047
   20,000  Granite Broadcasting Corp.+ .......................            34,149            3,400
   88,000  Gray Television Inc. ..............................           997,422          509,520
   10,000  Gray Television Inc., Cl. A .......................           105,542           61,100
   10,000  Grupo Radio Centro, SA de CV, ADR+ ................            46,871           62,400
   30,000  Hearst-Argyle Television Inc. .....................           302,404          661,800
   65,000  ION Media Networks Inc.+ ..........................           261,411           59,800
    4,550  Lagardere SCA .....................................           100,163          335,795
   40,000  Lin TV Corp., Cl. A+ ..............................           741,272          302,000
    5,140  Media Prima Berhad+ ...............................                 0            2,266
    4,000  Metropole Television SA ...........................            35,208          125,193
    7,000  Nippon Television Network Corp. ...................         1,078,903          952,377
    4,650  NRJ Group+ ........................................            22,694           91,652
    1,000  NTN Buzztime Inc.+ ................................               862            1,550
      500  Radio One Inc., Cl. A+ ............................             5,510            3,750
    1,000  Radio One Inc., Cl. D+ ............................            11,428            7,400

               See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

                                                                                       MARKET
  SHARES                                                                COST            VALUE
---------                                                            -----------      -----------
           COMMON STOCKS (CONTINUED)
           DISTRIBUTION COMPANIES (CONTINUED)
           BROADCASTING (CONTINUED)
    1,500  RTL Group (Brussels) ..............................       $    76,363      $   131,422
    3,500  RTL Group (New York) ..............................           113,838          310,905
    1,906  SAGA Communications Inc., Cl. A+ ..................             9,709           17,268
   79,000  Salem Communications Corp., Cl. A+ ................         1,276,370        1,027,790
   80,000  Sinclair Broadcast Group Inc., Cl. A ..............           824,936          684,800
   25,000  Societe Television Francaise 1 ....................           249,649          815,395
    5,000  Spanish Broadcasting System Inc., Cl. A+ ..........            43,950           25,550
   50,000  Television Broadcasts Ltd. ........................           187,673          309,027
  110,000  Tokyo Broadcasting System Inc. ....................         1,662,133        2,648,113
      258  TV Asahi Corp. ....................................           434,628          615,467
  240,000  TV Azteca SA de CV, CPO ...........................            67,797          161,887
   26,000  Ulster Television plc .............................           105,595          163,471
   36,000  Young Broadcasting Inc., Cl. A+ ...................           401,552          113,040
                                                                     -----------      -----------
                                                                      13,454,802       16,369,503
                                                                     -----------      -----------
           BUSINESS SERVICES -- 0.3%
   15,000  BB Holdings Ltd.+ .................................            60,294           49,125
    6,000  Carlisle Group Ltd.+ ..............................             9,451           10,208
    8,000  Cendant Corp. .....................................           100,223          130,320
      500  CheckFree Corp.+ ..................................             5,520           24,780
    1,000  Convergys Corp.+ ..................................            17,738           19,500
      500  Dun and Bradstreet Corp.+ .........................             6,320           34,840
    8,000  Interactive Data Corp.+ ...........................            52,250          160,720
    3,000  Moody's Corp. .....................................            72,575          163,380
      937  OneSource Services Inc.+ ..........................             9,005           13,428
    2,500  Traffix Inc. ......................................            12,500           13,475
                                                                     -----------      -----------
                                                                         345,876          619,776
                                                                     -----------      -----------
           CABLE -- 7.5%
   16,578  Austar United Communications Ltd.+ ................            22,427           15,091
  200,000  Cablevision Systems Corp., Cl. A+ .................         2,097,297        4,290,000
   30,000  Charter Communications Inc., Cl. A+ ...............            45,150           33,900
   40,400  Cogeco Cable Inc. .................................           828,167          755,668
   35,000  Comcast Corp., Cl. A+ .............................         1,005,485        1,145,900
    7,000  Comcast Corp., Cl. A, Special+ ....................            53,073          229,460
   15,000  Mediacom Communications Corp., Cl. A+ .............           126,904           93,450

                                                                                       MARKET
  SHARES                                                                COST            VALUE
---------                                                            -----------      -----------
  190,345  Rogers Communications Inc., Cl. B, New York .......       $ 1,606,856      $ 7,689,938
    9,655  Rogers Communications Inc., Cl. B, Toronto ........           148,206          388,432
   11,000  Shaw Communications Inc., Cl. B, New York .........           103,451          311,190
   39,000  Shaw Communications Inc., Cl. B, Toronto ..........           105,571        1,102,257
                                                                     -----------      -----------
                                                                       6,142,587       16,055,286
                                                                     -----------      -----------
           CONSUMER SERVICES -- 2.9%
    3,000  Best Buy Co. Inc. .................................           131,100          164,520
    4,000  Bowlin Travel Centers Inc.+ .......................             3,022            7,920
   20,000  H&R Block Inc. ....................................           258,838          477,200
   94,204  IAC/InterActiveCorp+ ..............................         2,418,586        2,495,464
  177,500  Liberty Media Holding Corp.- Interactive, Cl. A+ ..         1,103,294        3,063,650
    2,000  Martha Stewart Living Omnimedia Inc., Cl. A+ ......            16,500           33,420
    4,000  TiVo Inc.+ ........................................            27,943           28,600
                                                                     -----------      -----------
                                                                       3,959,283        6,270,774
                                                                     -----------      -----------
           DIVERSIFIED INDUSTRIAL -- 1.4%
   36,000  Bouygues SA .......................................           928,294        1,851,042
   18,432  Contax Participacoes SA, ADR ......................             7,571           16,351
   30,000  General Electric Co. ..............................           945,500          988,800
    7,700  Hutchison Whampoa Ltd. ............................            71,267           70,295
    7,908  Malaysian Resources Corp. Berhad+ .................            41,566            1,657
                                                                     -----------      -----------
                                                                       1,994,198        2,928,145
                                                                     -----------      -----------
           ENERGY AND UTILITIES -- 0.2%
   20,000  El Paso Electric Co.+ .............................           160,876          403,200
                                                                     -----------      -----------
           ENTERTAINMENT -- 6.9%
    1,000  Blockbuster Inc., Cl. A+ ..........................            10,488            4,980
    3,150  British Sky Broadcasting Group plc, ADR ...........            56,080          133,843
   12,000  Canal+ Groupe .....................................            10,818          118,798
    4,005  Chestnut Hill Ventures+ (a) .......................           241,092           86,003
   30,000  DreamWorks Animation SKG Inc., Cl. A+ .............           722,148          687,000
  510,000  Grupo Televisa SA, ADR ............................         7,514,782        9,848,100
  200,000  Rank Group plc ....................................         1,018,166          737,837
   13,000  Regal Entertainment Group, Cl. A ..................           179,603          264,160
   13,000  Triple Crown Media Inc.+ ..........................           188,013          112,710
   85,000  Univision Communications Inc., Cl. A+ .............         2,772,496        2,847,500
                                                                     -----------      -----------
                                                                      12,713,686       14,840,931
                                                                     -----------      -----------

               See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

                                                                                                MARKET
  SHARES                                                                        COST             VALUE
---------                                                                   ------------     ------------
           COMMON STOCKS (CONTINUED)
           DISTRIBUTION COMPANIES (CONTINUED)
           EQUIPMENT -- 2.2%
    6,000  Agere Systems Inc.+ .........................................    $     62,410     $     88,200
   11,000  American Tower Corp., Cl. A+ ................................         131,710          342,320
    1,000  Amphenol Corp., Cl. A .......................................           7,794           55,960
    6,000  Andrew Corp.+ ...............................................          26,926           53,160
      416  Avaya Inc.+ .................................................           9,761            4,750
    2,000  CommScope Inc.+ .............................................          29,407           62,840
   86,000  Corning Inc.+ ...............................................         767,639        2,080,340
    3,000  Furukawa Electric Co. Ltd. ..................................          22,588           19,399
    1,500  L-3 Communications Holdings Inc. ............................          16,500          113,130
   70,000  Lucent Technologies Inc.+ ...................................         378,802          169,400
   55,000  Motorola Inc. ...............................................         595,696        1,108,250
   40,000  Nortel Networks Corp.+ ......................................         172,280           89,600
   12,000  QUALCOMM Inc. ...............................................          29,959          480,840
   40,000  Sycamore Networks Inc.+ .....................................         136,260          162,400
      200  Trestle Holdings Inc.+ ......................................           2,500               32
                                                                            ------------     ------------
                                                                               2,390,232        4,830,621
                                                                            ------------     ------------
           FOOD AND BEVERAGE -- 0.1%
    5,282  Compass Group plc ...........................................          37,648           25,616
    1,041  Pernod-Ricard SA ............................................         175,354          206,381
                                                                            ------------     ------------
                                                                                 213,002          231,997
                                                                            ------------     ------------
           SATELLITE -- 0.9%
      300  Asia Satellite Telecommunications Holdings Ltd., ADR ........           5,693            5,055
   30,000  DIRECTV Group Inc.+ .........................................         319,551          495,000
   40,000  EchoStar Communications Corp., Cl. A+ .......................         469,187        1,232,400
    1,000  Lockheed Martin Corp. .......................................          27,862           71,740
   25,000  Pegasus Communications Corp., Cl. A+ ........................         180,390           61,875
    6,000  PT Indosat Tbk, ADR+ ........................................          58,079          139,620
       30  SKY Perfect Communications Inc. .............................          15,472           19,346
                                                                            ------------     ------------
                                                                               1,076,234        2,025,036
                                                                            ------------     ------------
           TELECOMMUNICATIONS: LONG DISTANCE -- 2.3%
   18,000  AT&T Inc. ...................................................         459,047          502,020
    3,500  Embarq Corp.+ ...............................................         112,988          143,465
    1,000  Embratel Participacoes SA, ADR ..............................           4,150           15,580
   35,000  Philippine Long Distance Telephone Co., ADR .................         597,989        1,208,200

                                                                                                MARKET
  SHARES                                                                        COST             VALUE
---------                                                                   ------------     ------------
   70,000  Sprint Nextel Corp. .........................................    $  1,142,437     $  1,399,300
    1,000  Startec Global Communications Corp.+ (a) ....................           4,645                2
    1,666  Talk America Holdings Inc.+ .................................           2,529           10,313
  600,000  Telecom Italia SpA ..........................................       1,660,799        1,671,079
                                                                            ------------     ------------
                                                                               3,984,584        4,949,959
                                                                            ------------     ------------
           TELECOMMUNICATIONS: NATIONAL -- 4.7%
    9,000  BT Group plc, ADR ...........................................         375,870          398,610
    5,000  China Telecom Corp. Ltd., ADR ...............................         126,250          162,000
    5,000  China Unicom Ltd., ADR ......................................          38,450           44,550
   39,000  Compania de Telecomunicaciones de Chile SA, ADR .............         635,180          266,760
  158,000  Deutsche Telekom AG, ADR ....................................       2,198,641        2,534,320
   50,000  Elisa Oyj, Cl. A ............................................         527,900          952,253
    3,000  France Telecom SA, ADR ......................................          48,120           65,580
    3,305  Hellenic Telecommunications Organization SA+ ................          39,578           72,793
      500  Magyar Telekom Telecommunications plc, ADR+ .................           9,650            9,470
       20  Nippon Telegraph & Telephone Corp. ..........................         123,433           98,043
    4,320  PT Telekomunikasi Indonesia, ADR ............................          18,513          138,672
    6,000  Rostelecom, ADR .............................................          41,408          174,000
   45,000  Swisscom AG, ADR ............................................       1,217,835        1,482,750
    2,000  Telecom Corp. of New Zealand Ltd., ADR ......................          31,000           39,780
   55,000  Telefonica SA, ADR ..........................................       1,325,438        2,735,700
   38,000  Telefonos de Mexico SA de CV, Cl. L, ADR ....................         177,884          791,540
   18,172  TeliaSonera AB ..............................................          51,070          103,274
    2,400  Telstra Corp. Ltd., ADR .....................................          30,324           32,880
                                                                            ------------     ------------
                                                                               7,016,544       10,102,975
                                                                            ------------     ------------
           TELECOMMUNICATIONS: REGIONAL -- 7.6%
    4,266  Aliant Inc. .................................................          39,187          126,761
   15,025  ALLTEL Corp. ................................................         433,618          959,046
   35,000  BCE Inc. ....................................................         760,358          827,750
    4,000  Brasil Telecom Participacoes SA, ADR ........................         231,475          130,280
   18,000  CenturyTel Inc. .............................................         553,860          668,700
   90,000  Cincinnati Bell Inc.+ .......................................         619,941          369,000

               See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

                                                                                         MARKET
  SHARES                                                                COST              VALUE
---------                                                           ------------      ------------
           COMMON STOCKS (CONTINUED)
           DISTRIBUTION COMPANIES (CONTINUED)
           TELECOMMUNICATIONS: REGIONAL (CONTINUED)
   65,000  Citizens Communications Co. .......................      $    828,294      $    848,250
   50,000  Commonwealth Telephone Enterprises Inc. ...........         1,136,673         1,658,000

    3,000  Metromedia International Group Inc.+ ..............               345             3,900
        8  NTL Inc. ..........................................            36,591               199
  240,000  Qwest Communications International Inc.+ ..........         1,070,592         1,941,600
   18,432  Tele Norte Leste Participacoes SA, ADR ............           244,808           235,008
   10,000  Telecom Argentina SA, Cl. B, ADR+ .................            26,440           116,000
   68,000  Telephone & Data Systems Inc. .....................         2,514,819         2,815,200
   50,000  Telephone & Data Systems Inc., Special ............         1,950,017         1,945,000
   40,000  TELUS Corp. .......................................           722,455         1,649,377
    4,000  Time Warner Telecom Inc., Cl. A+ ..................            25,000            59,400
   58,000  Verizon Communications Inc. .......................         2,268,966         1,942,420
                                                                    ------------      ------------
                                                                      13,463,439        16,295,891
                                                                    ------------      ------------
           WIRELESS COMMUNICATIONS -- 3.9%
   96,000  America Movil SA de CV, Cl. L, ADR ................           517,799         3,192,960
      102  Hutchison Telecommunications
             International Ltd.+ .............................                79               164
  240,000  Jasmine International
             Public Co. Ltd.+ (a) ............................             5,040             3,022
      500  NTT DoCoMo Inc. ...................................           762,806           734,009
   30,000  Price Communications Corp.+ .......................           292,195           508,500
   10,800  Rural Cellular Corp., Cl. A+ ......................            22,788           118,692
   37,000  SK Telecom Co. Ltd., ADR ..........................           828,800           866,540
      330  Tele Norte Celular Participacoes
             SA, ADR .........................................             5,098             3,102
      825  Telemig Celular Participacoes
             SA, ADR .........................................            23,843            29,205
    3,178  Tim Participacoes SA, ADR .........................            38,554            87,554
   30,000  United States Cellular Corp.+ .....................         1,127,335         1,818,000
   18,000  Vimpel-Communications, ADR+ .......................           120,775           824,760

                                                                                         MARKET
  SHARES                                                                COST              VALUE
---------                                                           ------------      ------------
   15,999  Vivo Participacoes SA, ADR ........................      $    233,019      $     39,358
   10,000  Vodafone Group plc, ADR ...........................           168,145           213,000
                                                                    ------------      ------------
                                                                       4,146,276         8,438,866
                                                                    ------------      ------------
           TOTAL DISTRIBUTION COMPANIES ......................        71,061,619       104,362,960
                                                                    ------------      ------------
           TOTAL COMMON STOCKS ...............................       142,398,206       193,109,458
                                                                    ------------      ------------

           PREFERRED STOCKS -- 0.7%
           BROADCASTING -- 0.5%
      800  Granite Broadcasting Corp.,
             12.750% Pfd.+ ...................................           331,853           104,000
      100  Gray Television Inc.,
             8.000% Cv. Pfd.,
             Ser. C (a)(b)(c) ................................         1,000,000         1,000,000
                                                                    ------------      ------------
                                                                       1,331,853         1,104,000
                                                                    ------------      ------------
           BUSINESS SERVICES -- 0.2%
   11,241  Interep National Radio
             Sales Inc., 4.000% Cv. Pfd.,
             Ser. A+ (a)(b)(c) ...............................         1,081,573           393,450
                                                                    ------------      ------------
           TOTAL PREFERRED STOCKS ............................         2,413,426         1,497,450
                                                                    ------------      ------------

           RIGHTS -- 0.0%
           BROADCASTING -- 0.0%
    5,140  Media Prima Berhad,
             expire 07/18/08+ ................................             1,353             1,483
                                                                    ------------      ------------

           WARRANTS -- 0.0%
           BROADCASTING -- 0.0%
    5,140  Media Prima Berhad,
             expire 07/31/08+ ................................               135               839
                                                                    ------------      ------------
           BUSINESS SERVICES -- 0.0%
   62,500  Interep National Radio Sales Inc.,
             expire 05/06/07+ (a)(b)(c) ......................                 0                 0
                                                                    ------------      ------------
           COMMUNICATIONS EQUIPMENT -- 0.0%
      541  Lucent Technologies Inc.,
             expire 12/10/07+ ................................               898               146
                                                                    ------------      ------------
           PUBLISHING -- 0.0%
   25,000  Nation Multimedia Group plc,
             expire 08/22/07+ (a) ............................                 0               341
                                                                    ------------      ------------
           TOTAL WARRANTS ....................................             1,033             1,326
                                                                    ------------      ------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                            JUNE 30, 2006 (UNAUDITED)

 PRINCIPAL                                                                               MARKET
  AMOUNT                                                                COST             VALUE
-----------                                                         ------------      ------------
             CONVERTIBLE CORPORATE BONDS -- 0.1%
             BUSINESS SERVICES -- 0.1%
$    50,000  BBN Corp., Sub. Deb. Cv.,
               6.000%, 04/01/12+ (a)(d) ......................      $     49,458      $          0
    280,000  Trans-Lux Corp., Sub. Deb.
               Cv., 8.250%, 03/01/12 .........................           273,990           264,950
                                                                    ------------      ------------
             TOTAL CONVERTIBLE CORPORATE BONDS ...............           323,448           264,950
                                                                    ------------      ------------
             U.S. GOVERNMENT OBLIGATIONS -- 9.4%
 20,418,000  U.S. Treasury Bills,
               4.657% to 4.923%++,
               07/06/06 to 10/12/06 ..........................        20,309,446        20,311,669
                                                                    ------------      ------------
TOTAL INVESTMENTS -- 100.0% ..................................      $165,446,912       215,186,336
                                                                    ============

OTHER ASSETS AND LIABILITIES (NET) .............................................           903,652

PREFERRED STOCK
  (994,100 preferred shares outstanding) .......................................       (49,827,500)
                                                                                      ------------

NET ASSETS -- COMMON STOCK
  (14,018,353 common shares outstanding) .......................................      $166,262,488
                                                                                      ============
NET ASSET VALUE PER COMMON SHARE
  ($166,262,488 / 14,018,353 shares outstanding) ...............................            $11.86
                                                                                            ======

----------
(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At June 30, 2006, the market value of fair valued securities amounted to $1,709,643 or 0.79% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the market value of Rule 144A securities amounted to $4,571,483 or 2.12% of total investments. Except as noted in (c), these securities are liquid.

(c) At June 30, 2006, the Fund held investments in restricted and illiquid securities amounting to $1,393,450 or 0.65% of total investments, which were valued under methods approved by the Board, as follows:

                                                                                                         06/30/06
ACQUISITION                                                       ACQUISITION        ACQUISITION      CARRYING VALUE
  SHARES     ISSUER                                                   DATE              COST              PER UNIT
-----------  ------                                               -----------        -----------      --------------
        100  Gray Television Inc.,
               8.000% Cv. Pfd., Ser. C .................            04/22/02          $1,000,000        $10,000.0000
     11,241  Interep National Radio Sales Inc.,
               4.000% Cv. Pfd., Ser. A .................            05/03/02           1,081,573             35.0013
     62,500  Interep National Radio Sales Inc.
               Warrants expire 05/06/07 ................            05/03/02                  --                  --

(d)   Security in default.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt

GDR   Global Depository Receipt

CPO   Ordinary Participation Certificate

                                                      % OF
                                                      MARKET            MARKET
                                                      VALUE             VALUE
                                                      ------            ------
GEOGRAPHIC DIVERSIFICATION
North America ...................................       73.3%       $157,613,803
Europe ..........................................       13.1          28,273,790
Latin America ...................................        7.3          15,626,383
Asia/Pacific ....................................        3.4           7,343,197
Japan ...........................................        2.9           6,329,163
                                                       -----        ------------
                                                       100.0%       $215,186,336
                                                       =====        ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2006 (UNAUDITED)

ASSETS:
  Investments, at value (cost $165,446,912) ....................   $215,186,336
  Foreign currency, at value (cost $3,726) .....................          3,802
  Unrealized appreciation on swap contracts ....................      1,320,041
  Dividends and interest receivable ............................        256,356
  Other assets .................................................          4,706
                                                                   ------------
  TOTAL ASSETS .................................................    216,771,241
                                                                   ------------
  LIABILITIES:
  Payable for shareholder communications expenses ..............        141,745
  Payable for investment advisory fees .........................        135,168
  Payable for investments purchased ............................        130,080
  Payable to custodian .........................................         59,841
  Payable for audit and legal fees .............................         40,634
  Payable for payroll expenses .................................         38,281
  Dividends payable ............................................         31,440
  Payable for Directors' fees ..................................          3,332
  Other accrued expenses .......................................        100,732
                                                                   ------------
  TOTAL LIABILITIES ............................................        681,253
                                                                   ------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (6.00%,
    $25 liquidation value, $0.001 par value,
    1,000,000 shares authorized with 993,100
    shares issued and outstanding) .............................     24,827,500
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 1,000
    shares authorized with 1,000 shares issued
    and outstanding) ...........................................     25,000,000
                                                                   ------------
  TOTAL PREFERRED STOCK ........................................     49,827,500
                                                                   ------------
  NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS .........   $166,262,488
                                                                   ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS CONSIST OF:
  Capital stock, at $0.001 par value ...........................   $     14,018
  Additional paid-in capital ...................................    116,170,084
  Accumulated distributions in excess of net realized
    gain on investments, swap contracts, and foreign
    currency transactions ......................................       (982,734)
  Net unrealized appreciation on investments and
    swap contracts .............................................     51,059,465
  Net unrealized appreciation on foreign
    currency translations ......................................          1,655
                                                                   ------------
  NET ASSETS ...................................................   $166,262,488
                                                                   ============

  NET ASSET VALUE PER COMMON SHARE
    ($166,262,488 /14,018,353 shares outstanding;
     196,750,000 shares authorized) ............................   $      11.86
                                                                   ============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $131,695) .................   $  4,998,188
  Interest .....................................................        276,970
                                                                   ------------
  TOTAL INVESTMENT INCOME ......................................      5,275,158
                                                                   ------------
EXPENSES:
  Investment advisory fees .....................................      1,084,423
  Shareholder communications expenses ..........................        134,241
  Payroll expenses .............................................         69,282
  Shareholder services fees ....................................         51,826
  Legal and audit fees .........................................         36,895
  Directors' fees ..............................................         32,832
  Auction agent fees ...........................................         31,200
  Custodian fees ...............................................         26,802
  Miscellaneous expenses .......................................         70,017
                                                                   ------------
  TOTAL EXPENSES ...............................................      1,537,518
                                                                   ------------
  LESS:
    Advisory fee reduction .....................................       (247,090)
    Custodian fee credits ......................................         (2,606)
                                                                   ------------
  TOTAL REDUCTIONS AND CREDITS .................................       (249,696)
                                                                   ------------
  TOTAL NET EXPENSES ...........................................      1,287,822
                                                                   ------------
  NET INVESTMENT INCOME ........................................      3,987,336
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  SWAP CONTRACTS, AND FOREIGN CURRENCY:
  Net realized gain on investments .............................      4,931,754
  Net realized gain on swap contracts ..........................        119,652
  Net realized gain on foreign currency transactions ...........         14,753
                                                                   ------------
  Net realized gain on investments, swap contracts,
    and foreign currency transactions ..........................      5,066,159
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts, and foreign
    currency translations ......................................     (2,778,013)
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS, SWAP CONTRACTS, AND
    FOREIGN CURRENCY ...........................................      2,288,146
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................      6,275,482
                                                                   ------------
  Total Distributions to Preferred Stock Shareholders ..........     (1,317,224)
                                                                   ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK
    SHAREHOLDERS RESULTING FROM OPERATIONS .....................   $  4,958,258
                                                                   ============

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                             SIX MONTHS ENDED
                                                                                               JUNE 30, 2006         YEAR ENDED
                                                                                                (UNAUDITED)      DECEMBER 31, 2005
                                                                                             ----------------    -----------------
OPERATIONS:
  Net investment income ..................................................................     $   3,987,336       $   2,412,302
  Net realized gain on investments, swap contracts, and foreign currency transactions ....         5,066,159           8,234,978
  Net change in unrealized appreciation/depreciation on investments, swap contracts,
    and foreign currency translations ....................................................        (2,778,013)         (7,290,669)
                                                                                               -------------       -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................         6,275,482           3,356,611
                                                                                               -------------       -------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
  Net investment income ..................................................................        (1,084,710)*          (465,820)
  Net realized short-term gain on investments and foreign currency transactions ..........           (35,354)*           (31,123)
  Net realized long-term gain on investments and foreign currency transactions ...........          (197,160)*        (1,809,325)
                                                                                               -------------       -------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ..........................................        (1,317,224)         (2,306,268)
                                                                                               -------------       -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS         4,958,258           1,050,343
                                                                                               -------------       -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ..................................................................        (3,001,402)*        (1,704,816)
  Net realized short-term gain on investments and foreign currency transactions ..........           (97,825)*          (113,906)
  Net realized long-term gain on investments and foreign currency transactions ...........          (545,545)*        (6,621,797)
                                                                                               -------------       -------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .............................................        (3,644,772)         (8,440,519)
                                                                                               -------------       -------------
FUND SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares ..........................................          (130,462)         (1,437,218)
  Offering costs for preferred shares charged to paid-in capital .........................                --              (5,050)
                                                                                               -------------       -------------
  NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ................................          (130,462)         (1,442,268)
                                                                                               -------------       -------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ..............         1,183,024          (8,832,444)
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period ....................................................................       165,079,464         173,911,908
                                                                                               -------------       -------------
  End of period (including undistributed net investment income of
    $0 and $98,776 respectively) .........................................................     $ 166,262,488       $ 165,079,464
                                                                                               =============       =============

----------
* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced investment operations on November 15, 1994. The Fund's primary objective is long-term growth of capital with income as a secondary objective.

      The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2006, there were no open repurchase agreements.

      SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the counterparty) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Series C Preferred Stock.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      Fund has entered into two interest rate swap agreements with Citibank N.A. Under the agreements, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swaps at June 30, 2006 are as follows:

              NOTIONAL                              FLOATING RATE*             TERMINATION                 UNREALIZED
               AMOUNT            FIXED RATE      (RATE RESET MONTHLY)              DATE           APPRECIATION (DEPRECIATION)
              --------           ----------      --------------------          -----------        ---------------------------
            $10,000,000            4.320%               5.12938%              April 4, 2013                $726,201
             15,000,000            3.270                5.12938               April 4, 2008                 593,840

----------
* Based on Libor (London Interbank Offered Rate).

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2006, there were no open futures contracts.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2006, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the Securities and Exchange Commission (the "SEC") may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

      CUSTODIAN FEE CREDITS. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits".

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the net asset value ("NAV") of the Fund. For the fiscal year ended December 31, 2005, reclassifications were made to decrease accumulated net investment income by $168,340 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $168,340.

      Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

                                                                              COMMON      PREFERRED
                                                                            ----------    ----------
         DISTRIBUTIONS PAID FROM:
         Ordinary income(inclusive of short-term capital gains) ........    $1,818,722    $  496,943
         Net long-term capital gains ...................................     6,621,797     1,809,325
                                                                            ----------    ----------
         Total distributions paid ......................................    $8,440,519    $2,306,268
                                                                            ==========    ==========

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

      As of December 31, 2005, the components of accumulated earnings/(losses) on a tax basis were as follows:

         Net unrealized appreciation on investments .................................     $ 47,949,175
         Net unrealized appreciation on foreign currency and swap contracts .........          740,643
         Dividend payable ...........................................................          (33,051)
         Undistributed ordinary income ..............................................          108,133
                                                                                          ------------
         Total ......................................................................     $ 48,764,900
                                                                                          ============

      The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at June 30, 2006:

                                                                                 GROSS         GROSS        NET UNREALIZED
                                                                              UNREALIZED     UNREALIZED     APPRECIATION/
                                                                 COST        APPRECIATION   DEPRECIATION    (DEPRECIATION)
                                                                 ----        ------------   ------------    --------------
         Investments ...............................         $ 170,049,291   $57,935,729    $(12,798,684)    $45,137,045
         Swap contracts ............................                    --     1,320,041              --       1,320,041
                                                                             -----------    ------------     -----------
                                                                             $59,255,770    $(12,798,684)    $46,457,086
                                                                             ===========    ============     ===========

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

      The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2006, the Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or net swap expense of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets were reduced by $247,090.

      During the six months ended June 30, 2006, the Fund paid brokerage commissions of $21,820 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2006, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund's NAV, which is included in miscellaneous expenses in the Statement of Operations.

      The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $2,614 for the six months ended June 30, 2006, which is included in payroll expenses in the Statement of Operations.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2006, other than short-term securities, aggregated $13,475,084 and $12,252,855, respectively.

5. CAPITAL. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2006, the Fund repurchased 12,400 shares of its common stock in the open market at a cost of $130,462 and an average discount of approximately 12.49% from its NAV. All shares of common stock repurchased have been retired.

      Transactions in common stock were as follows:

                                                                        SIX MONTHS ENDED
                                                                          JUNE 30, 2006                      YEAR ENDED
                                                                           (UNAUDITED)                   DECEMBER 31, 2005
                                                                     ------------------------        ------------------------
                                                                      SHARES          AMOUNT          SHARES         AMOUNT
                                                                     -------        ---------        --------     -----------
         Net decrease from repurchase of common shares .......       (12,400)       $(130,462)       (139,500)    $(1,437,218)
                                                                     -------        ---------        --------     -----------

      The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the six months ended June 30, 2006, the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At June 30, 2006, 993,100 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $20,690.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

      March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every 7 days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.18% to 5.16% for the six months ended June 30, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C
Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the six months ended June 30, 2006, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At June 30, 2006, 1,000 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.16% per share and accrued dividends amounted to $10,750.

      The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates have received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, is responding to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. Since these discussions are ongoing, it cannot be determined at this time whether they will ultimately result in a settlement of this matter. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE                       SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:                     JUNE 30, 2006   --------------------------------------------------------
                                                         (UNAUDITED)     2005         2004         2003       2002         2001
                                                           ------       ------       ------       ------     ------       ------
OPERATING PERFORMANCE:
  Net asset value, beginning of period .................   $11.77       $12.27       $10.56       $ 7.67     $10.52       $12.21
                                                           ------       ------       ------       ------     ------       ------
  Net investment income (loss) .........................     0.28         0.16         0.04        (0.03)     (0.00)(e)    (0.02)
  Net realized and unrealized gain (loss) on investments     0.16         0.09         1.79         3.14      (2.68)       (1.44)
                                                           ------       ------       ------       ------     ------       ------
  Total from investment operations .....................     0.44         0.25         1.83         3.11      (2.68)       (1.46)
                                                           ------       ------       ------       ------     ------       ------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(a)
  Net investment income ................................    (0.08)(d)    (0.03)       (0.04)          --         --           --
  Net realized gain on investments .....................    (0.01)(d)    (0.13)       (0.09)       (0.13)     (0.17)       (0.17)
                                                           ------       ------       ------       ------     ------       ------
  Total distributions to preferred shareholders ........    (0.09)       (0.16)       (0.13)       (0.13)     (0.17)       (0.17)
                                                           ------       ------       ------       ------     ------       ------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
    TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS ..........................     0.35         0.09         1.70         2.98      (2.85)       (1.63)
                                                           ------       ------       ------       ------     ------       ------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ................................    (0.21)(d)    (0.12)          --           --         --        (0.00)(e)
  Net realized gain on investments .....................    (0.05)(d)    (0.48)          --           --         --        (0.06)
                                                           ------       ------       ------       ------     ------       ------
  Total distributions to common shareholders ...........    (0.26)       (0.60)          --           --         --        (0.06)
                                                           ------       ------       ------       ------     ------       ------
FUND SHARE TRANSACTIONS:
  Increase in net asset value from repurchase of
    common shares ......................................     0.00(e)      0.01         0.01         0.01       0.00(e)        --
  Increase in net asset value from repurchase of
    preferred shares ...................................                    --         0.00(e)        --         --           --
  Offering expenses charged to paid-in capital .........       --        (0.00)(e)       --        (0.10)        --           --
                                                           ------       ------       ------       ------     ------       ------
  Total capital share transactions .....................     0.00         0.01         0.01        (0.09)      0.00(e)        --
                                                           ------       ------       ------       ------     ------       ------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON
    SHAREHOLDERS, END OF PERIOD ........................   $11.86       $11.77       $12.27       $10.56     $ 7.67       $10.52
                                                           ======       ======       ======       ======     ======       ======
  Net asset value total return + .......................      3.0%         1.6%        16.2%        37.7%     (27.1)%      (13.3)%
                                                           ======       ======       ======       ======     ======       ======
  Market value, end of period ..........................   $10.19       $10.15       $10.68       $ 9.07     $ 6.40       $ 9.01
                                                           ======       ======       ======       ======     ======       ======
  Total investment return ++ ...........................      2.9%         0.7%        17.8%        41.7%     (29.0)%      (12.1)%
                                                           ======       ======       ======       ======     ======       ======

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE                     SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
OUTSTANDING THROUGHOUT EACH PERIOD:                   JUNE 30, 2006       --------------------------------------------------------
                                                        (UNAUDITED)         2005         2004        2003        2002       2001
                                                         --------         --------     --------    --------    -------    --------
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of
    preferred shares, end of period (in 000's) .......   $216,090         $214,907     $223,739    $200,195    $132,683   $181,539
  Net assets attributable to common shares,
    end of period (in 000's) .........................   $166,262         $165,079     $173,912    $150,195    $109,533   $150,672
  Ratio of net investment income (loss) to average
    net assets attributable to common shares .........       4.74%(f)         1.44%        0.71%      (0.36)%    (0.04)%     (0.18)%
  Ratio of operating expenses to average net assets
    attributable to common shares net of fee reduction       1.53%(f)(g)      1.55%(g)     1.87%       1.81%      1.46%       1.34%
  Ratio of operating expenses to average net assets
    including liquidation value of preferred shares
    net of fee reduction .............................       1.19%(f)(g)      1.20%(g)     1.41%       1.35%      1.18%       1.13%
  Portfolio turnover rate ............................        5.9%            12.4%         7.5%       10.9%      16.6%       25.4%
PREFERRED STOCK:
  7.92% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........         --               --           --          --    $23,150    $ 30,867
  Total shares outstanding (in 000's) ................         --               --           --          --        926       1,235
  Liquidation preference per share ...................         --               --           --          --    $ 25.00    $  25.00
  Average market value (b) ...........................         --               --           --          --    $ 25.75    $  25.50
  Asset coverage per share ...........................         --               --           --          --    $143.29    $ 147.00
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........   $ 24,828         $ 24,828     $ 24,828    $ 25,000         --          --
  Total shares outstanding (in 000's) ................        993              993          993       1,000         --          --
  Liquidation preference per share ...................   $  25.00         $  25.00     $  25.00    $  25.00         --          --
  Average market value (b) ...........................   $  23.93         $  25.00     $  24.84    $  25.28         --          --
  Asset coverage per share ...........................   $ 108.42         $ 107.83     $ 112.26    $ 100.10
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ........   $ 25,000         $ 25,000     $ 25,000    $ 25,000         --          --
  Total shares outstanding (in 000's) ................          1                1            1           1         --          --
  Liquidation preference per share ...................   $ 25,000         $ 25,000     $ 25,000    $ 25,000         --          --
  Average market value (b) ...........................   $ 25,000         $ 25,000     $ 25,000    $ 25,000         --          --
  Asset coverage per share ...........................   $108,419         $107,825     $112,257    $100,097         --          --
  ASSET COVERAGE (c) .................................        434%             431%         449%        400%       573%        588%

--------------------
 + Based on net asset value per share, adjusted for reinvestment of distributions at prices dependent upon the relationship of the net asset value per share and the market value per share on the ex-dividend dates. Total return for the period of less than one year is not annualized.

++    Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions. Total return for the period of less than one year is not annualized.

(a) Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)   Based on weekly prices.

(c)   Asset coverage is calculated by combining all series of preferred stock.

(d) Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

(e)   Amount represents less than $0.005 per share.

(f)   Annualized.

(g) For the six months ended June 30, 2006 and year ended December 31, 2005, the effect of the custodian fee credits was minimal.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), contemplates that the Board of Directors (the "Board") of The Gabelli Global Multimedia Trust Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Board Members"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the "Advisory Agreement") with Gabelli Funds, LLC (the "Adviser") for the Fund.

More specifically, at a meeting held on May 17, 2006, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations, and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. The Independent Board Members considered short-term and long-term investment performance for the Fund over various periods of time as compared to both relevant equity indices and the performance of the Fund's Lipper, Inc. peer group, and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

(A) COSTS OF SERVICES TO FUND: FEES AND EXPENSES. The Independent Board Members considered the Fund's advisory fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members recognized that the investment advisory fee paid by the Fund and the Fund's overall expense ratio is higher than average for its peer group but concluded that the fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.

(B) PROFITABILITY AND COSTS OF SERVICES TO ADVISER. The Independent Board Members considered the Adviser's overall profitability and costs, and pro-forma estimates of the Adviser's profitability and costs attributable to the Fund (i) as part of the Gabelli fund complex and (ii) assuming the Fund constituted the Adviser's only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently-enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser's profitability was at an acceptable level.

EXTENT OF ECONOMIES OF SCALE AS FUND GROWS. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. Aware that the Adviser waives fees attributable to the liquidation value of the preferred shares if the total return of the common shares does not exceed a specified amount, the Board Members concluded that there was an appropriate sharing of economies of scale.

WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that it currently was reasonable.

OTHER RELEVANT CONSIDERATIONS.

(A) ADVISER PERSONNEL AND METHODS. The Independent Board Members considered the size, education, and experience of the Adviser's staff, the Adviser's fundamental research capabilities, and the Adviser's approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(B) OTHER BENEFITS TO THE ADVISER. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable.

CONCLUSIONS. In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received over the long term satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment advisory fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies. Upon conclusion of their review and discussion, the Independent Board Members unanimously agreed to recommend the continuation of the Advisory Agreement for the Fund.

--------------------------------------------------------------------------------

                        THE GABELLI MULTIMEDIA TRUST INC.
                           AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Multimedia Trust Inc. (the "Fund") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o     INFORMATION   ABOUT  YOUR   TRANSACTIONS   WITH  US.  This  would  include
      information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                                 [FLAG OMITTED]

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
   PRESIDENT, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Werner J. Roeder, MD
   MEDICAL DIRECTOR,
   LAWRENCE HOSPITAL

Salvatore J. Zizza
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Laurissa M.Martire
   VICE PRESIDENT

James E. McKee
   SECRETARY

Agnes Mullady
   TREASURER

LoAn P. Nguyen
   VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                                   6.00%
                                  COMMON         PREFERRED
                                  ------         ---------
NYSE-Symbol:                        GGT           GGT PrB
Shares Outstanding:             14,018,353        993,100

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
ONE CORPORATE CENTER
RYE, NY  10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                              SEMI-ANNUAL REPORT
                                                              JUNE 30, 2006

                                                                       GGT SA 06

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       REGISTRANT PURCHASES OF EQUITY SECURITIES
=============================================================================================================================
                                                                  (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                   SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
              SHARES (OR UNITS)      (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS    BE PURCHASED UNDER THE PLANS
   PERIOD         PURCHASED            PER SHARE (OR UNIT)           OR PROGRAMS                    OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 14,030,753
01/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
01/31/06
=============================================================================================================================
Month #2     Common - 12,400           Common - $10.5211          Common - 12,400            Common - 14,030,753 - 12,400 =
02/01/06                                                                                     14,018,353
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
02/28/06                                                                                     Preferred Series B - 993,100
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
03/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
03/31/06
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
04/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
04/30/06
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
05/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
05/31/06
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
06/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
06/30/06
=============================================================================================================================
Total        Common - 12,400           Common - $10.5211          Common - 12,400            N/A

             Preferred  Series B - N/A Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.
         Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Global Multimedia Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     September 1, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     September 1, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     September 1, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.